EXHIBIT 10.67
AMENDMENT NO. 3 TO CREDIT AGREEMENT
This AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of March 11, 2024, among ASHFORD HOSPITALITY LIMITED PARTNERSHIP (the “Borrower”), ASHFORD HOSPITALITY TRUST, INC. (the “Parent”), the guarantors party hereto (the “Guarantors”), the Lenders party hereto (the “Lenders”) and OAKTREE FUND ADMINISTRATION, LLC, as administrative agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”).
RECITALS:
A.    The Borrower, the Parent, the Administrative Agent and the Lenders are parties to that certain Credit Agreement, dated as of January 15, 2021 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of October 12, 2021, as amended by that certain Amendment No. 2 to Credit Agreement, dated as of June 21, 2023, and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time through the date hereof, the “Credit Agreement”).
B.    The Borrower, the Parent, the Guarantors, the Administrative Agent and the Lenders have agreed to certain amendments to the Credit Agreement, reaffirmations of other Loan Documents and certain other agreements, as more fully set forth herein.
AGREEMENT:
In consideration of the premises and mutual covenants herein and for other valuable consideration, the Borrower, the Parent, the Guarantors, the Administrative Agent, and the Lenders party hereto agree as follows:
Section 1.    Definitions. Capitalized terms used in this Amendment but not defined have the meaning provided in the Credit Agreement, as modified hereby. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after giving effect to this Amendment, refer to the Credit Agreement, as modified hereby.
The following capitalized terms used in this Amendment shall have the following meanings:
“Boston Net Cash Proceeds” means all Net Cash Proceeds from the sale of Hilton Boston Back Bay Hotel Property.
“Forced Sale Trigger Event” means the first occurrence of either of: (a) September 30, 2024, if the Outstanding Amount is greater than $100,000,000 on such date, or (b) March 31, 2025, if the Outstanding Amount is less than or equal to $100,000,000 on September 30, 2024 but greater than $0 on March 31, 2025.
“Sweep Percentage” means (a) 50% prior to a Forced Sale Trigger Event, and (b) 100% from and after a Forced Sale Trigger Event.
Section 2.    Amendments. Subject to Section 3 of this Amendment, effective as of the Amendment No. 3 Effective Date (as hereinafter defined), the Credit Agreement is hereby amended as follows:
DOC#: US1:19135271V7

2.1    Certain Definitions. Section 1.01 of the Credit Agreement is hereby amended to insert the following defined term in the correct alphabetical order:
“Amendment No. 3” means that certain Amendment No. 3 to Credit Agreement, dated as of March 11, 2024.
“Cash Exit Fee Loan” has the meaning specified in Amendment No. 3.
2.2    Second Extension. The Maturity Date is hereby extended to the second Extended Maturity Date occurring on January 15, 2026 (the “Second Extension”). The Administrative Agent and the Lenders hereby waive all conditions to the effectiveness of the Second Extension set forth in Section 2.13 of the Credit Agreement, except that Borrower shall be obligated to pay the extension fee set forth in Section 2.13(b)(i) of the Credit Agreement for the Second Extension (the “Second Extension Fee”) on or before December 31, 2024; provided, however, the Second Extension Fee will not be due and payable if Borrower has, at any time on or before December 31, 2024, repaid in full the principal amount of the Loans, including any Cash Exit Fee Loan made pursuant to Section 2.12 of this Amendment.
2.3    Prepayment Premium. The parties to this Amendment hereby acknowledge and agree that from and after the Initial Maturity Date (i.e., January 15, 2024), Borrower shall not be required to pay any Prepayment Premium with respect to the repayment of the Loans on the Maturity Date (i.e., January 15, 2026) or earlier prepayment of the Loans in whole or in part, voluntary or mandatory, whether upon the occurrence of a Prepayment Premium Trigger Event or pursuant to this Amendment or otherwise.
2.4    Minimum Cash.
(a)    Section 7.11 of the Credit Agreement is hereby deleted and replaced in its entirety as follows:
“7.11     Capital Expenditures. Without the prior written approval of Administrative Agent, make any capital expenditures (as defined in the following sentence) in excess of (a) during the period from the Amendment No. 3 Effective Date through the end of calendar year 2024, $10,000,000, excluding capital expenditures that are required by the terms of existing franchise agreements, management agreements with a brand manager, or Mortgage Indebtedness as of the Amendment No. 3 Effective Date to maintain the brand standards or complete the property improvement plans of the Hotel Properties; provided that such capital expenditures do not exceed the amounts previously budgeted or reserved for such purposes and are not the result of any voluntary actions or initiatives by Borrower to change or upgrade the brand or the property; provided further that in no event shall capital expenditures during calendar year 2024 exceed $50,000,000 in aggregate, and (b) during calendar year 2025 and thereafter, the amount of budgeted capital expenditures (together with a contingency) set forth in the budget prepared by Borrower in the ordinary course of business and approved by the Administrative Agent in its sole discretion. For purposes of this covenant, “capital expenditures” means any expenditures for the acquisition, construction, improvement, or replacement of any property, plant, equipment, or other fixed or long-term assets, whether tangible or intangible, that are capitalized or required to be capitalized in accordance with GAAP; provided that “capital expenditures” shall exclude capital expenditures paid or reimbursed from “FF&E” reserves required to be maintained and/or funded pursuant to

Mortgage Indebtedness, management agreements or franchise agreements with respect to Hotel Properties.”
(b)    Clause (b)(vi) of Section 7.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(vi) any Investment in a Loan Party or a Subsidiary of a Loan Party that is not otherwise prohibited by Section 7.03 and is not for a purpose that would be prohibited under Section 7.11 or Section 2.7 of Amendment No. 3,”
2.5    Cross-Default (Mortgage Indebtedness). Section 8.01(d)(ii) of the Credit Agreement is hereby deleted.
2.6    Applicable Rate. Upon the occurrence of a Forced Sale Trigger Event, the Applicable Rate shall automatically increase by 3.5% per annum. In addition, the following proviso at the end of the definition of Applicable Rate set forth in Section 1.01 of the Credit Agreement is hereby deleted: “provided that the Applicable Rate with respect to outstanding Loans on any day shall automatically increase by 3% per annum if Unrestricted Cash on such date is less than the sum of (x) $100,000,000 plus (y) the amount of DDTLs drawn on or prior to such date minus (z) the aggregate amount of any prepayments of Initial Term Loans and/or DDTLs on or prior to such date.”
2.7    Hotel Property Contributions. From and after the Amendment No. 3 Effective Date, the Borrower shall not, nor shall it permit any Subsidiary or Controlled JV Subsidiary, directly or indirectly, sell, contribute, pledge (other than pursuant to Mortgage Indebtedness) or otherwise transfer or Dispose of any Hotel Properties (or Equity Interests in any Person that directly or indirectly own any Hotel Properties or any such Equity Interests) to any Person that is not a Subsidiary, all of the Equity Interests of which are directly or indirectly owned by the Borrower, except (i) Dispositions in accordance with Section 7.05(e) or 7.05(h)(iii) of the Credit Agreement for consideration consisting solely of cash or Cash Equivalents, and Section 7.05(h)(vii) of the Credit Agreement, and (ii) Dispositions pursuant to Sections 2.13 and 2.14 hereof; provided, however, except as otherwise provided in Section 2.13 and 2.14 hereof, Borrower shall not be required to apply Net Cash Proceeds from any such sale, contribution, transfer or Disposition of any Hotel Properties (or Equity Interests) in accordance with Section 2.04(b)(i) of the Credit Agreement (and Borrower shall be deemed to have complied with Section 2.04(b)(i) of the Credit Agreement) so long as Borrower is in compliance with Section 2.04(b)(iv) of the Credit Agreement.
2.8    Reinvestment of Net Cash Proceeds.
(a)    Section 2.04(b)(i)(A) of the Credit Agreement is hereby amended and restated as follows:
“(A)    Subject to Section 2.7 of Amendment No. 3, all Net Cash Proceeds described in clauses (a) or (d) of the definition thereof that are realized or received by the Parent and its Subsidiaries (but, in the case of any Property-Level Subsidiary, only to the extent permitted by the terms of any Mortgage Indebtedness to distribute such Net Cash Proceeds to the Borrower; provided that all such Net Cash Proceeds that are prohibited from being distributed are instead applied to prepay such Mortgage Indebtedness (or applied to other purposes expressly required under the terms of such Mortgage Indebtedness, or deposited or escrowed pending application for such expressly required purposes, so long as actually applied to prepay such Mortgage Indebtedness, for other expressly required purposes expressly required under the terms of such Mortgage

Indebtedness, or else in accordance with this Section 2.04(b)(i))), shall be paid to the Administrative Agent for distribution to the Lenders for application to the Loans in accordance with the provisions of Section 2.04(c), within five (5) Business Days after realization or receipt of such Net Cash Proceeds.”
(b)    Sections 2.04(b)(i)(B) and Section 2.04(b)(i)(C) of the Credit Agreement are hereby deleted.
2.9    DDTL Commitment Expiration.
(a)    The following definition in Section 1.01 of the Credit Agreement is hereby amended by replacing the same in its entirety as follows:
“DDTL Commitment Expiration Date” means the Amendment No. 3 Effective Date.
(b)    The definition of “Initial DDTL” in Section 1.01 of the Credit Agreement is hereby amended to delete the proviso thereto.
(c)    Notwithstanding anything in Sections 2.01(b), 2.05 and 4.02(c) of the Credit Agreement or any other provision of any Loan Document to the contrary, in no event shall any Loans be available or funded, nor shall any Lender have any commitment to make available or fund any Loans (other than a Cash Exit Fee Loan), under the Credit Agreement on or after the Amendment No. 3 Effective Date.
2.10    Unused Fee. The definition of Unused Fee set forth in Section 1.01 of the Credit Agreement and Section 2.08(d) of the Credit Agreement are hereby deleted.
2.11    Mandatory Prepayments.
(a)    New clauses (iv) and (v) shall be added immediately after Section 2.04(b) of the Credit Agreement and shall read as follows:
(iv)    Excess Cash. If the balance of Unrestricted Cash exceeds (A) $75,000,000 on the last day of any of the first three fiscal quarters in 2024, (B) $50,000,000 on the last day of the fourth fiscal quarter in 2024, or (C) $25,000,000 on the last day of any fiscal quarter thereafter (in each case, the “Minimum Cash Balance”), then within five (5) Business Days after such occurrence on the last day of the applicable fiscal quarter, the Borrower shall pay or cause to be paid to Administrative Agent in immediately available funds an amount equal to the amount of such excess, in each case to be immediately applied as set forth in Section 2.04(c).
(v)    Net Equity Proceeds. Within five (5) Business Days after the receipt of any Net Equity Proceeds by Parent and its Subsidiaries, the Borrower shall pay or cause to be paid to the Administrative Agent in immediately available funds an amount equal to the Sweep Percentage of such Net Equity Proceeds, to be immediately applied as set forth in Section 2.04(c).
(b)    The definition of “Net Equity Proceeds” is hereby amended to replace each instance of the phrase “common Equity Interests” therein with the phrase “any Equity Interests”.

2.12    Exit Fee.
(a)    Sections 2.08(b)(i) and (ii) of the Credit Agreement shall be amended and restated in its entirety to read as follows:
“(i) Upon the earliest of (x) repayment in full of the outstanding principal amount of the Loans (including any PIK Principal, and including for the avoidance of doubt as a result of a Change of Control Offer under Section 2.04(e) to the extent that the full outstanding principal amount of all Loans are prepaid as a result of such Change of Control Offer), (y) the Maturity Date, or (z) the acceleration of the outstanding principal amount of the Loans pursuant to Section 8.02 following an Event of Default (the “Exit Date”), in addition to all other amounts owed under this Agreement, the Borrower shall pay to the Administrative Agent, for the account of the Lenders, a fee (the “Exit Fee”) equal to and in the form of the Cash Exit Fee.
(ii) The “Cash Exit Fee” means an amount payable in cash (i.e., immediately available funds in Dollars) equal to the product of (A) 15%, multiplied by (B) the aggregate amount of Initial Loans advanced to Borrower at any time on or after the Closing Date plus the then-outstanding balance of PIK Principal.”
(b)    For the avoidance of doubt, each of the parties to this Amendment hereby acknowledges and agrees, notwithstanding anything to the contrary in the Credit Agreement prior to giving effect to this Amendment or otherwise, that (i) the Exit Fee shall be paid 100% in the form of the Cash Exit Fee, and (ii) the Cash Exit Fee shall be payable only in the form of cash (i.e., immediately available funds in Dollars). For the avoidance of doubt, the Borrower has no right to elect to satisfy any portion of the Cash Exit Fee in the form of Common Stock or Oaktree Registered Warrants or in any form other than cash.
(c)    If, as a result of the application of Section 2.04(b) of the Credit Agreement, there shall occur a repayment in full of the outstanding principal amount of the Loans which results in the Cash Exit Fee being due and payable at a time when the aggregate balance of Unrestricted Cash (after giving effect to all prepayments made on such date pursuant to Section 2.04(b) of the Credit Agreement) is insufficient in amount to pay all or any portion of the Cash Exit Fee (the amount of the insufficiency, the “Cash Exit Fee Remainder”), then such Cash Exit Fee Remainder shall automatically be deemed to be paid in the form of additional Loans (any such loan, a “Cash Exit Fee Loan”). Any Cash Exit Fee Loans shall be treated for all purposes of the Credit Agreement and the other Loan Documents as “Initial Term Loans” and “Loans”, including with respect to the accrual of interest on the outstanding principal amount of the Cash Exit Fee Loan commencing at the time of such conversion and exchange, the required repayment of the principal balance (including any PIK Principal) and accrued interest and all other Obligations with respect to the Cash Exit Fee Loans in full on or prior to the Maturity Date, and all other indemnities, fees, covenants and other restrictions, obligations and provisions that would apply to Initial Term Loans and Loans under the Credit Agreement; provided that no Origination Fee (or other upfront fee) or Exit Fee (including Cash Exit Fee) shall be payable in respect of any Cash Exit Fee Loans, nor shall any Prepayment Premium be due in connection with any principal payments of Cash Exit Fee Loans.
(d)    If the Cash Exit Fee is required to be paid under Section 2.08(b)(i) of the Credit Agreement as a result of a repayment in full of the Loans that occurs on or prior to September 30, 2024, so long as the Cash Exit Fee (and any Cash Exit Fee Loan made pursuant to the foregoing paragraph (c)) is also paid in full on or prior to September 30, 2024, the reference to “15%” in Section 2.08(b)(ii)(A) of the Credit Agreement shall be deemed to be specify “12.5%” for purposes of calculating the amount of such Cash Exit Fee.
2.13    Sale of Hotel Properties. From and after the Amendment No. 3 Effective Date, Borrower shall use commercially reasonable efforts to market and sell the Hotel Properties listed on Schedule 1 attached hereto for consideration consisting solely of cash and Cash Equivalents, at such sales prices, terms and conditions determined by Borrower from time to time in its reasonable discretion. Net Cash Proceeds from the sale of any such Hotel Properties shall not be applied in accordance with Section 2.04(b)(i) of the Credit Agreement. Notwithstanding the prior sentence, within five (5) Business Days following the closing of the sale of the Hilton Boston Back Bay Hotel Property, 100% of Boston Net Cash Proceeds shall be applied in accordance with Section 2.04(b)(i) of the Credit Agreement.
2.14    Forced Sale of Hotel Properties. Upon the occurrence of a Forced Sale Trigger Event, Borrower will be obligated to sell each Hotel Property listed on Schedule 2 attached hereto within six months of the Forced Sale Trigger Event for consideration consisting solely of cash and Cash Equivalents at a minimum gross sales price no less than that set forth opposite each Hotel Property listed on Schedule 2 attached hereto (the “Minimum Price”). Net Cash Proceeds from the sale of such Hotel Properties shall be applied in accordance with Section 2.04(b)(i) of the Credit Agreement. Notwithstanding the foregoing, it shall not be an Event of Default if Borrower fails to sell a Hotel Property listed on Schedule 2 attached within such six month period, if such failure is solely due to (a) the absence of any prospective purchasers willing to purchase the Hotel Property at a price not less than the Minimum Price; provided, in the case of this clause (a), that Borrower continues to use commercially reasonable efforts to sell such Hotel Property in accordance with this Section 2.14, or (b) a prospective purchaser exercising any termination right contained in the definitive documentation governing the sale of the Hotel Property, including, without limitation, due to any unsatisfied condition to closing (other than a seller default); provided, in this clause (b), that such six month period shall be tolled solely for the period such Hotel Property was subject to a binding agreement for such sale and shall resume immediately upon such termination of the applicable definitive documentation.
2.15    Refinancing of Hotel Properties. From and after the Amendment No. 3 Effective Date, Borrower shall use commercially reasonable efforts to refinance the Mortgage Indebtedness in respect of the Renaissance Nashville Hotel Property (the “Nashville Refinancing”) on terms and conditions that maximize any Net Cash Proceeds in excess of the amount required for such refinancing and are otherwise on such terms and conditions as determined by Borrower in its reasonable discretion. Within two (2) Business Days following the completion of the Nashville Refinancing (or any other Permitted Refinancing) (a “Refinancing Closing Date”), all Net Cash Proceeds from the Nashville Refinancing (or any other Permitted Refinancing) shall immediately be paid to the Administrative Agent to be applied as set forth in Section 2.04(b)(iii) of the Credit Agreement; provided, however, in the event that the Nashville Refinancing occurs prior to the sale of the Westin Princeton Hotel Property, the Net Cash Proceeds for the Nashville Refinancing to be applied as set forth in Section 2.04(b)(iii) of the Credit Agreement shall be reduced by the amount, if any, necessary to increase the balance of Unrestricted Cash on such Refinancing Closing Date to the Minimum Cash Balance applicable to the quarter in which such Refinancing Closing Date occurs.
2.16    Lender Consents. Lender consents to (a) an amendment to the Advisory Agreement in substantially the form set forth on Exhibit A-1 attached hereto, (b) an amendment to the Remington Management Agreement in substantially the form set forth on Exhibit A-2 attached hereto, and (c) an amendment to the Premier Project Management Agreement in substantially the form set forth on Exhibit

A-3 attached hereto. In addition, on the Amendment No. Effective Date, Lender agrees to execute and deliver to Borrower a Limited Waiver to Credit Agreement in the form set forth on Exhibit B attached hereto.
Section 3.    Conditions to Effectiveness. The amendments set forth in Section 2 above shall become effective on the first date (the “Amendment No. 3 Effective Date”) that the following conditions precedent have been satisfied:
3.1    The Administrative Agent shall have received counterpart signature pages to this Amendment executed by each of the Administrative Agent, the Borrower, the Parent, the Guarantors and all the Lenders;
3.2    The Borrower shall have paid to Administrative Agent all fees and expenses due and payable hereunder and under the Credit Agreement, including, without limitation, all reasonable and documented out-of-pocket fees and expenses of Paul Weiss, counsel to the Administrative Agent; and
Section 4.    Miscellaneous.
4.1    Representations and Warranties. Each Loan Party, by signing below, hereby represents and warrants to the Administrative Agent and the Lenders that:
(a)    they have the legal power and authority to execute and deliver this Amendment;
(b)    the officers executing this Amendment on behalf of the Loan Parties have been duly authorized to execute and deliver the same and bind the Loan Parties with respect to the provisions hereof;
(c)    immediately after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement;
(d)    this Amendment constitutes the legal, valid and binding agreement and obligation of the Loan Parties, enforceable against the Loan Parties in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles relating to enforceability (regardless of whether enforcement is sought in equity or at law); and
(e)    each of the representations and warranties set forth in Section 5 of the Credit Agreement and in each other Loan Document is true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects) on and as of the date hereof after giving effect to this Amendment, except to the extent that any thereof expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects) on and as of such earlier date.
4.2    Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Credit Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall continue in full force and effect on a continuous basis after giving effect to this Amendment. Each of the Loan Parties hereby ratifies and reaffirms (a) the Obligations under and as defined in the Credit Agreement and all of the covenants, duties, indebtedness and liabilities under the Credit Agreement (as modified hereby) and the other Loan Documents to which it is a party, (b) the Liens and security interests created in favor of the Administrative Agent and/or Lenders pursuant to each Collateral Document, which Liens and security interests shall continue in full force and effect during the term of the Credit Agreement, and shall continue to secure the Obligations, in each case, on and subject to the terms and conditions set forth in the Credit Agreement (as modified hereby) and the other Loan Documents, and nothing herein shall be construed to deem any such Obligations paid, or to release or terminate any Lien or security interest given to secure any such Obligations or any guarantee thereof, (c) the guarantee of the Obligations pursuant to the Guaranty and (d) each of such other Loan Documents executed and delivered by or on its behalf in connection with the Credit Agreement or this Amendment. Each Loan Party confirms that, assuming all UCC financing statements naming the Administrative Agent, as secured party, and a Loan Party, as debtor, filed in connection with the Credit Agreement have not been terminated or amended, such UCC financing statements remain effective and authorized by the Loan Parties to continue perfection of the security interests in the Collateral. This Amendment constitutes the entire agreement of the parties hereto, and supersedes all prior understandings and agreements, among the parties hereto relating to the subject matter hereof.
4.3    No Novation. This Amendment represents in part a renewal of, and not in satisfaction of or a novation of, the Obligations under the Credit Agreement. Each of the Loan Parties expressly acknowledges and agrees that (i) there has not been, and this Amendment does not constitute or establish, a novation with respect to the Credit Agreement or any of the other Loan Documents, or a mutual departure from the strict terms, provisions and conditions thereof, other than with respect to the amendments set forth in Section 2 above, and (ii) nothing in this Amendment shall affect or limit any right of the Administrative Agent or any Lender to demand payment of liabilities owing from the Loan Parties, or to demand strict performance of the terms, provisions and conditions of, the Credit Agreement (as modified hereby) and the other Loan Documents, as applicable, to exercise any and all rights, powers, and remedies under the Credit Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of an Event of Default under the Credit Agreement (as modified hereby) or an Event of Default under and as defined in any of the other Loan Documents.
4.4    Credit Agreement Unaffected. Each reference to the Credit Agreement in any Loan Document shall hereafter be construed as a reference to the Credit Agreement, as modified hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement (as modified hereby) and the other Loan Documents shall remain in full force and effect and be unaffected hereby. This Amendment shall constitute a “Loan Document” for all purposes under and pursuant to the Credit Agreement and the other Loan Documents.
4.5    Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
4.6    Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature or other electronic transmissions, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
4.7    Governing Law; Consent to Jurisdiction. The provisions of Sections 11.14 and 11.15 of the Credit Agreement shall be set forth herein mutatis mutandis.
4.8    Release. By signing below, each Loan Party hereby releases, remises, acquits and forever discharges the Administrative Agent, the Lenders and their respective employees, agents, representatives, consultants, attorneys, officers, directors, partners, fiduciaries, predecessors, successors and assigns, subsidiary corporations, parent corporations and related corporate divisions (collectively, the “Released Parties”), from any and all actions, causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct or indirect, at law or in equity, of whatever nature or kind, whether heretofore or hereafter arising, for or because of any manner of things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of any or in any way connected to this Amendment or any other Loan Document (collectively, the “Released Matters”).  Each Loan Party hereby acknowledges that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters.  Each Loan Party hereby represents and warrants to the Administrative Agent and each Lender that it has not purported to transfer, assign or otherwise convey any right, title or interest of such Loan Party in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.
[Signature pages follow.]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

ASHFORD HOSPITALITY TRUST, INC.

By: /s/ J Robison Hays III
Name:    J. Robison Hays III
Title:    Chief Executive Officer
ASHFORD OP GENERAL PARTNER LLC
ASHFORD OP LIMITED PARTNER LLC

By: : /s/ J Robison Hays III
Name:    J. Robison Hays III
Title:    President and Chief Executive Officer
ASHFORD HOSPITALITY LIMITED PARTNERSHIP
By:    Ashford OP General Partner LLC, its     general partner

By: /s/ Alex Rose
Name:    Alex Rose
Title:    Executive Vice President, General     Counsel and Secretary

[Signature Page to Amendment No. 3]

ASHFORD A-3 MEZZ LLC
ASHFORD AA SENIOR MEZZ LLC
ASHFORD C-1 LLC
ASHFORD C-2 LLC
ASHFORD CHAMBERS GP LLC
ASHFORD CREDIT HOLDING LLC
ASHFORD D-3 MEZZ LLC
ASHFORD FIVE JUNIOR HOLDER LLC
ASHFORD FIVE JUNIOR MEZZ LLC
ASHFORD FIVE SENIOR MEZZ LLC
ASHFORD G-3 MEZZ LLC
ASHFORD IHC LLC
ASHFORD JUNIOR A LLC
ASHFORD JUNIOR B LLC
ASHFORD JUNIOR Ml LLC
ASHFORD JUNIOR M2 LLC
ASHFORD LE PAVILLON SENIOR MEZZ LLC
ASHFORD POOL C2 JUNIOR HOLDER LLC
ASHFORD POOL C2 JUNIOR MEZZ LLC
ASHFORD POOL C2 SENIOR MEZZ LLC
ASHFORD SENIOR M1 LLC
ASHFORD SENIOR M2 LLC
ASHFORD TEN JUNIOR MEZZ LLC
ASHFORD TEN SENIOR MEZZ LLC
ASHFORD WQ HOTEL GP LLC
HH MEZZ BORROWER A-4 LLC
HH MEZZ BORROWER G-4 LLC
HH SWAP C LLC
HH SWAP C-1 LLC
HH SWAP F LLC
HH SWAP F-1 LLC
PIM HIGHLAND HOLDING LLC
RFS SPE 2000 LLC
By: /s/ Alex Rose
Name: Alex Rose
Title: Vice President and Secretary
[Signature Page to Amendment No. 3]

ASHFORD TRS AA SENIOR MEZZ LLC
ASHFORD TRS ASHTON HOLDER LLC
ASHFORD TRS C-I LLC ASHFORD TRS C-2 LLC
ASHFORD TRS CHAMBERS LLC
ASHFORD TRS FIVE JUNIOR HOLDER I LLC
ASHFORD TRS FIVE JUNIOR HOLDER II LLC
ASHFORD TRS FIVE JUNIOR HOLDER III LLC
ASHFORD TRS FIVE JUNIOR HOLDER IV LLC
ASHFORD TRS FIVE JUNIOR HOLDER V LLC
ASHFORD TRS FIVE JUNIOR MEZZ I LLC
ASHFORD TRS FIVE JUNIOR MEZZ II LLC
ASHFORD TRS FIVE JUNIOR MEZZ III LLC
ASHFORD TRS FIVE JUNIOR MEZZ IV LLC
ASHFORD TRS FIVE JUNIOR MEZZ V LLC
ASHFORD TRS FIVE SENIOR MEZZ I LLC
ASHFORD TRS FIVE SENIOR MEZZ II LLC
ASHFORD TRS FIVE SENIOR MEZZ III LLC
ASHFORD TRS FIVE SENIOR MEZZ IV LLC
ASHFORD TRS FIVE SENIOR MEZZ V LLC
ASHFORD TRS JUNIOR A LLC
ASHFORD TRS JUNIOR B LLC
ASHFORD TRS JUNIOR MI LLC
ASHFORD TRS JUNIOR M2 LLC
ASHFORD TRS LE PA VILLON SENIOR MEZZ LLC
ASHFORD TRS POOL C2 JUNIOR HOLDER LLC
ASHFORD TRS POOL C2 JUNIOR MEZZ LLC
ASHFORD TRS POOL C2 SENIOR MEZZ LLC
ASHFORD TRS POOL C3 JUNIOR HOLDER LLC
ASHFORD TRS POOL C3 JUNIOR MEZZ LLC
ASHFORD TRS POOL C3 SENIOR MEZZ LLC
ASHFORD TRS SENIOR M1 LLC
ASHFORD TRS SENIOR M2 LLC
ASHFORD TRS TEN JUNIOR MEZZ LLC
ASHFORD TRS TEN SENIOR MEZZ LLC
ASHFORD TRS WQ LLC
HH MEZZ BORROWER D-2 LLC
HH MEZZ BORROWER D-4 LLC
AH TENANT CORPORATION
ASHFORD TRS CORPORATION
ASHFORD TRS VI CORPORATION
CRYSTAL CITY TENANT CORP.
LEE VISTA TENANT CORP.
SANTA CLARA TENANT CORP.
By: : /s/ Deric S. Eubanks
Name: Deric S. Eubanks
Title: President and Secretary
[Signature Page to Amendment No. 3]

ASHFORD CHAMBERS LP
By: ASHFORD CHAMBERS GP LLC,
its general partner
By: : /s/ Alex Rose
Name: Alex Rose
Title: Vice President and Secretary
ASHFORD WQ HOTEL LP
By: ASHFORD WQ HOTEL GP LLC,
its general partner
By: : /s/ Alex Rose
Name: Alex Rose
Title: Vice President and Secretary
ASHFORD WQ LICENSEE LLC
By: ASHFORD TRS CORPORATION,
its sole member
By: /s/ Deric S. Eubanks
Name: Deric S. Eubanks
Title: President

[Signature Page to Amendment No. 3]

OPPS AHT HOLDINGS, LLC
By: Oaktree Fund GP, LLC, its Manager
By: Oaktree Fund GP I, L.P., its Managing Member

By: /s/ Jordan Mikes
Name: Jordan Mikes
Title: Authorized Signatory

By: /s/ Manish Desai
Name: Manish Desai
Title: Authorized Signatory

[Signature Page to Amendment No. 1]
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ROF8 AHT PT, LLC

By: /s/ Taejo Kim
Name: Taejo Kim
Title: Authorized Signatory

By: Cary Kleinman
Name: Cary Kleinman
Title: Authorized Signatory

[Signature Page to Amendment No. 1]
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OAKTREE PHOENIX INVESTMENT FUND AIF (DELAWARE), L.P.
By: Oaktree Fund AIF Series, L.P. – Series U, its General Partner
By: Oaktree Fund GP AIF, LLC, its General Partner
By: Oaktree Fund GP III, L.P., its Managing Member

By: /s/ Jordan Mikes
Name: Jordan Mikes
Title: Authorized Signatory

By: /s/ Steven Tesoriere
Name: Steven Tesoriere
Title: Authorized Signatory

[Signature Page to Amendment No. 1]
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OAKTREE FUND ADMINISTRATION, LLC, as
Administrative Agent
By: Oaktree Capital Management, L.P., its Managing Member

By: /s/ Henry Orren
Name: Henry Orren
Title: Vice President

By: /s/ Brian Price
Name: Brian Price
Title: Senior Vice President
[Signature Page to Amendment No. 3]

Schedules Omitted from Amendment No. 3 to Credit Agreement

Certain schedules have been omitted. The registrant agrees to furnish a copy of any omitted schedules to the Securities and Exchange Commission upon request.

Schedules

Schedule 1    Hotel Properties
Schedule 2    Minimum Price
[Signature Page to Loan Guaranty]